EXHIBIT 10.33

                    AMENDMENT TO LOAN AND SECURITY AGREEMENT

      THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment") is made as of this 24 day of February, 1999 among TEARDROP GOLF COMPANY ("TearDrop"),
TOMMY ARMOUR GOLF COMPANY ("Armour"), TEARDROP RAM GOLF COMPANY ("Ram"), TEARDROP ACQUISITION CORP. ("Acquisition"; TearDrop, Armour, Ram and Acquisition shall be referred to individually herein as a "Borrower" and collectively as "Borrowers") and FIRST UNION NATIONAL BANK (successor by merger to CORESTATES BANK, N.A.) ("Lender"). All terms capitalized but not defined herein shall have the meanings given to such terms in the Agreement (as such term is hereinafter defined).

                                   BACKGROUND

      A. Borrowers (excluding Ram and Acquisition) and Lender entered into a certain Loan and Security Agreement dated as of November 10, 1997 (as amended from time to time, the "Agreement") pursuant to which Lender made available to Borrowers the revolving credit facility described therein. Ram was added as a Borrower pursuant to a Consent and Joinder Agreement dated as of December 29, 1997. Acquisition was added as a Borrower pursuant to an Amendment and Joinder Agreement dated as of November 5, 1998, but effective as of September 30, 1998.

      B. Pursuant to the definition of Qualified Accounts, an Account owed by a Purchaser located in Canada is not a "Qualified Account" unless it is a "Qualified International Account." Borrowers have requested that Lender amend the definitions to permit Accounts owed by Purchasers incorporated or domiciled in Canada (which would, if not owed by a Canadian Purchaser, constitute Qualified Accounts) to be included in the calculation of the Borrowing Base. Subject to the terms and conditions set forth herein, Lender is willing to consent to Borrowers' requests set forth above.

      NOW, THEREFORE, the parties agree as follows, intending to be legally bound.

      1. Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Agreement is hereby amended as follows:

            (A) Section 1.1 of the Agreement is hereby amended to incorporate the following definition:

            "Qualified Canadian Account" means an Account which (A) satisfies all of the subsections contained in the definition of "Qualified Account" excluding subparagraph (N) thereof and (B) is owed by a Person who meets at least one of the following criteria: (1) such Person is subject to the jurisdiction of the court system of Canada, or (2) such Person maintains net assets in Canada at least five times as great as the aggregate of all Accounts arising from transactions between Borrowers and such Person.


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            (B) The following definition contained in Section 1.1 of the
Agreement is hereby amended to read as follows:

            "Borrowing Base" at any time means the sum of (A) 70% of Borrowers' Qualified Accounts at such time, plus (B) (1) prior to April 1, 1999, 70% of Borrowers' Qualified Inventory at such time (excluding Borrowers' Qualified Inventory at the location in Canada listed on Exhibit 3.5 to the Agreement), (2) from April 1, 1999 through and including April 14, 1999, 65% of Borrowers' Qualified Inventory at such time (excluding Borrowers' Qualified Inventory at the location in Canada listed on Exhibit 3.5 to the Agreement), or (3) from and after April 15, 1999, 60% of Borrowers' Qualified Inventory at such time (excluding Borrowers' Qualified Inventory at the location in Canada listed on Exhibit 3.5 to the Agreement), plus
      (C) from November 5, 1998 through June 30, 1999, $2,175,000.00, plus (D)
      the lesser of (1) $500,000.00 or (2) the sum of (a) 70% of Borrowers' Qualified Canadian Accounts and (b) 60% of Borrowers' Qualified Inventory at the location in Canada listed on Exhibit 3.5 to the Agreement.

      2. The terms of this Amendment are hereby incorporated into the Agreement.

      3. The effectiveness of this Amendment are subject to the satisfaction of each of the following conditions precedent:

            (A) Borrowers shall have delivered or caused to be delivered the following documents:

                  (1) this Amendment duly executed by Borrowers; and

                  (2) such other documentation as the Lender may reasonably request.

            (B) The representations and warranties set forth in Article V of the Agreement are true and correct in all material respects as of the date hereof;

            (C) No Default or Event of Default has occurred or is continuing, excluding such Defaults or Events of Default waived in writing by Lender prior to the date hereof; and

            (D) Borrowers shall pay all costs and out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and costs) of Lender in connection with the Agreement (including without limitation this Amendment), and the transactions contemplated thereby, which includes, among other things, the preparation, review and negotiation of this Amendment, and all costs and expenses incurred in connection with the above.

      4. Borrowers hereby agree to deliver to Lender within ten (10) days of the execution hereof such financing statements and other documents and agreements as


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Lender may request to perfect its interest in the Collateral located in Canada.
Borrowers hereby agree that failure to deliver such agreements within ten (10) days of execution hereof shall constitute an Event of Default under the Agreement.

      5. Borrowers represent and warrant to Lender that:

            (A) The representations and warranties set forth in Article V of the Agreement are true and correct in all material respects as of the date hereof; and

            (B) No Default or Event of Default has occurred or is continuing.

      6. The indebtedness evidenced by the Agreement and the Note shall continue to be secured as set forth in the Agreement.

      7. This Amendment contains all of the modifications to the Agreement. No further modifications shall be deemed effective, unless in writing executed by the parties hereto.

      8. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Agreement, nor constitute a waiver of any Default or Event of Default or any provision of the Agreement, except as specifically set forth herein.

      9. This Amendment shall be construed and enforced in accordance with the laws of the State of New Jersey.

      10. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.


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      IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          TEARDROP GOLF COMPANY

                                          By: /s/ Rudy A. Slucker
                                             -----------------------------------
                                             Name:  Rudy A. Slucker
                                             Title: President


                                          TOMMY ARMOUR GOLF COMPANY

                                          By: /s/ Rudy A. Slucker
                                             -----------------------------------
                                             Name:  Rudy A. Slucker
                                             Title: President


                                          TEARDROP RAM GOLF COMPANY

                                          By: /s/ Rudy A. Slucker
                                             -----------------------------------
                                             Name:  Rudy A. Slucker
                                             Title: President


                                          TEARDROP ACQUISITION CORP.

                                          By: /s/ Rudy A. Slucker
                                             -----------------------------------
                                             Name:  Rudy A. Slucker
                                             Title: President


                                          FIRST UNION NATIONAL BANK
                                          (successor by merger to CORESTATES
                                          BANK, N.A.)

                                          By: /s/ John Rooney
                                             -----------------------------------
                                             Name:  John Rooney
                                             Title: Senior Vice President


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